Exhibit 32.2

AMETEK, Inc.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of AMETEK, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Burke, Executive Vice President – Chief Financial Officer & Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Burke
William J. Burke
Executive Vice President – Chief Financial Officer & Treasurer

Date: May 8, 2017

A signed original of this written statement required by Section 906 has been provided to AMETEK, Inc. and will be retained by AMETEK, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.